UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 9, 2006

BSQUARE CORPORATION
__________________________________________
(Exact name of registrant as specified in its charter)

Washington	000-27687	91-1650880
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

110 110th Avenue NE, Suite 200, Bellevue, Washington		98004
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	425-519-5900

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 9.01 Financial Statements and Exhibits.

(d) BSQUARE Corporation (the "Company") is filing this Form 8-K/A to correct a typographical error contained in Exhibit 99.1 to its Current Report filed on Form 8-K which was filed with the Securities and Exchange Commission on March 9, 2006 (the "Current Report"). Specifically, the Condensed Consolidated Statements of Operations contained in Exhibit 99.1 to the Current Report incorrectly reported basic and diluted income from continuing operations and basic and diluted income for the three months ended December 31, 2005 of $0.03 per share rather than a loss in each case of $0.03 per share. No other items or disclosures in the Current Report are being amended, and accordingly this Form 8-K/A does not otherwise change or update any information that was presented in the Current Report on Form 8-K filed with the Securities and Exchange Commission on March 9, 2006.

The information in this Form 8-K/A shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BSQUARE CORPORATION

March 9, 2006	By:	Brian T. Crowley

Name: Brian T. Crowley
Title: President and Chief Executive Officer